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                                                                   Exhibit 10.5

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified, the "Pledge Agreement"), dated as of September 11, 1998, is made by GT INTERACTIVE SOFTWARE CORP., a corporation organized under the laws of the State of Delaware (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreement referred to below.

                              STATEMENT OF PURPOSE


         Pursuant to the terms of the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Pledgor, as borrower (the "Borrower"), the Lenders who are or may become party thereto, and the Administrative Agent, the Lenders have agreed to make certain Extensions of Credit to the Borrower as more particularly described therein.

         The Pledgor is the record and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incorporated herein by reference (collectively, the "Issuers"), (b) the Partnership/LLC Interests (as hereinafter defined) in the partnerships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships/LLCs") and (c) any and all funds maintained in the Investment Account (as hereinafter defined).

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver this Pledge Agreement together with the Pledged Stock and the Partnership/LLC Interests to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into and make available Extensions of Credit pursuant to the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Account Collateral" means all present and future assets held as part of the Investment Account, including, without limitation, investment securities whether in registered or bearer form, negotiable instruments, promissory notes, and deposit accounts, certificates of deposit or other cash equivalents, together with (a) any and all accessions, renewals, replacements and substitutions, of all or any part thereof and (b) all cash and non-cash proceeds and products thereof and such additional
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         property receivable or distributable in respect of or in exchange of all or any of such assets.

                  "Code" means the Uniform Commercial Code as in effect in the State of North Carolina; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Collateral" means the Stock Collateral, the Partnership/LLC Collateral and the Account Collateral.

                  "Investment Account" means the account in which the Excess Subordinated Debt Proceeds are maintained, as required pursuant to the Credit Agreement, as further described on Schedule III attached hereto and incorporated herein by reference.

                  "Obligations" means the Pledgor's obligations under the Credit Agreement and each Loan Document to which the Pledgor is a party.

                  "Partnership/LLC Collateral" means all of the Partnership/LLC Interests of the Pledgor in the Partnerships/LLCs and all Proceeds therefrom.

                  "Partnership/LLC Interests" means the entire partnership or membership interest of the Pledgor in each Partnership/LLC listed on
         Schedule I hereto, including, without limitation, the Pledgor's capital account, its interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships/LLCs, its interest in all distributions made or to be made by the Partnerships/LLCs to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships/LLCs, whether set forth in the partnership agreement or membership agreement of the Partnerships/LLCs, by separate agreement or otherwise.

                  "Pledged Stock" means the shares of capital stock of each Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the Partnership/LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

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                  "Stock  Collateral"  means the Pledged  Stock and all Proceeds therefrom.

         2. Pledge and Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself and the Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Stock Powers; Register of Pledge. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock (with respect to each Domestic Subsidiary, and, where applicable, with respect to each Foreign Subsidiary), the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

         4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships/LLCs to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner or member of the Partnerships/LLCs, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner or member of the Partnerships/LLCs by reason of this Pledge Agreement.

         5. Account Control Agreement. Upon creation of the Investment Account, as required pursuant to the Credit Agreement, the Pledgor hereby agrees to deliver to the Administrative Agent an Account Control Agreement, substantially in the form of Exhibit A attached hereto and incorporated herein by reference, by and among the transfer agent of such Investment Account (the "Transfer Agent"), the Pledgor, and the Administrative Agent, for the benefit of itself and the Lenders.

         6. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute the Credit Agreement and make any Extensions of Credit and to accept the security contemplated hereby, the Pledgor hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the Pledgor has the corporate power and authority to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or


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         similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance by the Pledgor of this Pledge Agreement will not violate any provision of any (i) Applicable Law relating to the Pledgor or (ii) material contractual obligation of the Pledgor, the violation of which could reasonably be expected to have a Material Adverse Effect, and will not result in the creation or imposition of any Lien on any of the properties or the revenues of the Pledgor pursuant to any Applicable Law or such contractual obligation, except as contemplated hereby and by the Credit Agreement;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer or any general or limited partner or member of any Partnership/LLC), is required in connection with the execution, delivery or performance by, or validity or enforceability against, the Pledgor of this Pledge Agreement, except
         (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership/LLC Interests by laws affecting the offering and sale of securities generally, (ii) filings under the Uniform Commercial Code, and (iii) the consent and acknowledgement of the Transfer Agent pursuant to the Account Control Agreement referred to in paragraph 5 above;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues, in each case with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock listed on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Domestic Subsidiary and constitute sixty-five percent (65%) of all of the issued and outstanding shares of all classes of capital stock of each Issuer that is a Foreign Subsidiary, in each case owned by the Pledgor, and
         Schedule I accurately reflects such Pledgor's Partnership/LLC Interest in each of the Partnerships/LLCs and the Partnership/LLC Interests pledged by the Pledgor constitute all of the outstanding ownership interests in which the Pledgor has any right, title or interest in each Partnership/LLC which is a Domestic Subsidiary and constitutes sixty-five percent (65%) of the outstanding ownership interests in which the Pledgor has any right, title and interest in each Partnership/LLC which is a Foreign Subsidiary;

                  (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable and all of the Partnership/LLC Interests have been duly and validly issued;

                  (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Partnership/LLC Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Pledge Agreement and the other Loan Documents;


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                  (i) the jurisdiction in which the Pledgor is located for
         purposes of Section 9-103 and Section 9-401 of the Code is listed on
         Schedule II hereto;

                  (j) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock and the filing of appropriate financing statements (or, with respect to any Foreign Subsidiary, any filing required by the applicable foreign jurisdiction) in the jurisdictions listed on Schedule II and, with respect to the Investment Account only, the execution and delivery of the Account Control Agreement referred to in Paragraph 5 above, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor;

                  (k) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements and operating agreements, as applicable, for each of the Partnerships/LLCs, which partnership agreements and operating agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing; and

                  (l) Schedule III contains a true and complete summary of the Investment Account as of the date of its creation, such Schedule III to be updated on such date.

         7. Certain Covenants. The Pledgor covenants and agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) The Pledgor agrees that as a partner or member in the Partnerships/LLCs it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by the Pledgor as and when required under the terms of the partnership agreements and operating agreements, as applicable, of the Partnerships/LLCs, at no cost or expense to the Administrative Agent and the Lenders.

                  (b) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that at no time shall the Pledged Stock or Partnership/LLC Interests of any Issuer or Partnership/LLC that is a Foreign


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         Subsidiary exceed sixty-five percent (65%) of the Pledged Stock or
         Partnership/LLC Interests of such Subsidiary owned by the Pledgor. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer or Partnership/LLC shall be held by the Administrative Agent as additional collateral security for the Obligations.

                  (c) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership/LLC to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership/LLC, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the material terms of any partnership agreement or operating agreement of the Partnerships/LLCs, (iii) accept a surrender of any partnership agreement or operating agreement of any of the Partnerships/LLCs or waive any material breach of or default under any partnership agreement or operating agreement of any of the Partnerships/LLCs by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, except as permitted by the Loan Documents, or (v) create, incur or permit to exist any Lien on or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Liens provided for by this Pledge Agreement and the other Loan Documents and any Lien specifically permitted pursuant to the Account Control Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (d) On and after the date of the creation of the Investment Account, the Pledgor shall (i) not withdraw any of the assets from the Investment Account; provided, that the Pledgor shall be permitted to withdraw assets once per calendar month so long as (A) the Pledgor delivers (I) written notice of such withdrawal and (II) an Officer's Compliance Certificate demonstrating pro forma compliance with each of the covenants contained in Article IX of the Credit Agreement (based on the most recent financial statements required to be delivered pursuant to the Credit Agreement but adjusted to reflect such withdrawal) both before and after giving effect to the proposed withdrawal at least one
         (1) Business Day prior to such proposed withdrawal and (B) the Administrative Agent consents to such proposed withdrawal, (ii) not terminate the custodian/beneficiary relationship with the Transfer Agent, (iii) not enter into any new agreements or contracts or make any material modifications or amendments to any existing agreements or contracts, between the Pledgor and the Transfer Agent with respect to the possession or management of the Investment Account and (iv) within thirty (30) days after the last day of each fiscal quarter, provide the Administrative Agent with a quarterly summary of the market value of the Investment Account as of the last day of such fiscal quarter, certified as true and correct by the Transfer Agent.

                  (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and


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         duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (f) The Pledgor agrees to pay when due, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying (except due to any delay caused by the gross negligence or willful misconduct of the Administrative Agent or any Lender), any and all applicable stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (g) On or prior to the formation or acquisition of any Subsidiary of the Pledgor, the Pledgor agrees to execute the Joinder Agreement, attached to the Credit Agreement (which among other things, supplements this Pledge Agreement), and such other documents and instruments as required pursuant to Section 8.12 of the Credit Agreement.

         8. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 9 below, (a) the Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Document or this Pledge Agreement and (b) the Pledgor shall be entitled to establish and communicate investment objectives and policies to the Transfer Agent. The Administrative Agent shall, at the sole cost and expense of the Pledgor, execute and deliver all proxies and other instruments as the Pledgor may reasonably request from time to time for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise and to receive the dividends and distributions that it is authorized to receive and retain pursuant to this Paragraph 8.

         9.       Rights of the Administrative Agent.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock, partnership and membership distributions in respect of the Partnership/LLC Interests or any distributions made in respect of the Account Collateral and make application thereof to the


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Obligations in the order set forth in Section 4.5 of the Credit Agreement,
(ii) all shares of the Pledged Stock, the Partnership/LLC Interests and, if applicable, any Account Collateral represented by instruments shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership, membership and other rights pertaining to such Collateral at any meeting of shareholders, partners or members of the applicable entity or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable entity, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing and (iii) the Administrative Agent shall have the right to notify the Transfer Agent of such Event of Default and to direct the Transfer Agent to immediately cease and terminate all distributions of the Investment Account (including current and accrued income) to the Pledgor.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         10.      Remedies.

         (a) If an Event of Default shall occur and be continuing, upon the request of the Required Lenders, the Administrative Agent shall exercise, on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Applicable Law referred to below) to or upon the Pledgor, any Issuer, any Partnership/LLC or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any


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Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations then outstanding, in the order set forth in Section 4.5 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by Applicable Law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. Written notice of a proposed sale or other disposition of Collateral shall be given to the Pledgor at least ten (10) Business Days before such sale or other disposition and shall be deemed reasonable and proper if so given. To the extent permitted by applicable law, the Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. Nothing in this Section 10 or otherwise in this Pledge Agreement shall be construed to require the Administrative Agent to give any notice of an action not otherwise required by Applicable Law and the express provision of the Pledge Agreement, the Credit Agreement or any other Loan Document.

         (b) Effective upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby constitutes and appoints the Administrative Agent as its true and lawful attorney-in-fact, with full power of substitution and full power to do any and all things which the Administrative Agent deems advisable or necessary to be done hereunder, or with respect to the Investment Account, as fully and effectively as the Pledgor might or could do but for this appointment and hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither the Administrative Agent nor any of its agents shall be liable for any acts or omissions or for any error in judgment or mistake of fact or law in its capacity as such attorney-in-fact, except due to its gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable so long as any part of the Extensions of Credit shall remain outstanding.


         11. Indemnity and Expenses. The Pledgor will upon demand pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with
(i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, the Investment Account or the Collateral, (iii) the exercise or enforcement of any of the


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rights of the Lenders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.


         12.      Registration Rights; Private Sales.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Paragraph 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, or until all such Pledged Stock is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Paragraph 11 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this Paragraph 11 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Paragraph 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

         13. Amendments, etc. With Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. To the extent permitted by Applicable Law, the Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         14. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent against any guarantor or against any other collateral security held by the Administrative Agent for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from any guarantor in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Credit Agreement is terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Administrative Agent, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Administrative Agent in the exact form received by the Pledgor (duly endorsed by the Pledgor, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in Section 4.5 of the Credit Agreement.

         15. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         16. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         17. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Paragraph 20 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         20. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Lenders and their respective permitted successors and assigns. This

Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         21. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section 13.1 of the Credit Agreement.

         22. Control Agreement; Acknowledgement by Issuers and Partnership/LLC.
(a) The Pledgor hereby authorizes and instructs each Issuer and Partnership/LLC to comply, and each Issuer and Partnership/LLC hereby agrees to so comply, with any instruction received thereby from the Administrative Agent in accordance with the terms of this Pledge Agreement with respect to the Collateral, without any consent or further instructions from the Pledgor (or other registered owner), and the Pledgor agrees that such Issuer and Partnership/LLC shall be fully protected in so complying. Each Partnership/LLC agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Administrative Agent, for the benefit of the Lenders, "control" of the Partnership/LLC Interests within the meaning of such term under Section 8-106(c) of the Code. (Notwithstanding the foregoing, nothing in this Pledge Agreement is intended or shall be construed to mean or imply that the Partnership/LLC Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the Code or otherwise to limit or modify the application of
Section 8-103(c) of the Code. Rather, the Administrative Agent has requested that this provision be included in this Pledge Agreement solely out of an abundance of caution in the event the Partnership/LLC Interests are, nevertheless, deemed to constitute "securities" under the Code.)

         (b) Each Issuer and Partnership/LLC acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer and Partnership/LLC agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 7(c) of this Pledge Agreement. Each Issuer and Partnership/LLC further agrees that the terms of
Section 11 of this Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of
Section 10 of this Pledge Agreement.

         23. Authority of Administrative Agent. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer or Partnership/LLC shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         24. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge

Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 13.1 of the Credit Agreement. Nothing in this Paragraph 24 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         25.      Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to this Pledge Agreement or any other Loan Document (a "Dispute") between or among the parties to this Pledge Agreement or any other Loan Document shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction.

         (b) Special Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein.

         (c)      Preservation and Limitation of Remedies.

                  (i) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any such Persons may exercise before or after an arbitration proceeding is brought. Each such Person shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

                  (ii) Each party hereto agrees that it shall not have a remedy of punitive or exemplary damages against any other party hereto or any other Loan Document in any Dispute and hereby waives any right or claim to punitive or exemplary damages such party has now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.

         (d) JURY TRIAL. THE PARTIES HERETO ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO A JURY TRIAL WITH REGARD TO A DISPUTE.

         26. Entire Agreement. This Pledge Agreement, together with the other Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

         27. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted in accordance with the terms of the Loan Documents, the Administrative Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

         (b) This Pledge Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated and upon such date the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, (i) the Administrative Agent shall promptly assign, release, transfer and deliver to the Pledgor the Collateral pledged by it hereunder, all instruments of assignment executed in connection therewith, and all stock certificates or other certificates or instruments held by the Administrative Agent in connection therewith, together with all monies held by the Administrative Agent or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Administrative Agent and the Lenders will promptly execute and deliver to the Pledgor such documents and instruments (including but not limited to appropriate UCC termination statements) as the Pledgor shall reasonably request to evidence such termination in each such case at the cost and expense of the Pledgor.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


[CORPORATE SEAL]                        GT INTERACTIVE SOFTWARE CORP.


                                        By:   /s/ ANDREW GREGOR
                                             -----------------------------
                                        Name:
                                        Title:


Acknowledged and Agreed to:

[CORPORATE SEAL]                        HUMONGOUS ENTERTAINMENT, INC.


                                        By:   /s/ ALAN BEHR
                                             -----------------------------
                                        Name:
                                        Title:


[CORPORATE SEAL]                        WIZARDWORKS GROUP, INC.


                                        By:   /s/ ALAN BEHR
                                             -----------------------------
                                        Name:
                                        Title:


[CORPORATE SEAL]                        SINGLETRAC ENTERTAINMENT
                                        TECHNOLOGIES, INC.

                                        By:   /s/ ALAN BEHR
                                             -----------------------------
                                        Name:
                                        Title:


[CORPORATE SEAL]                        SWAN ACQUISITION CORP.


                                        By:   /s/ ALAN BEHR
                                             -----------------------------
                                        Name:
                                        Title:

[CORPORATE SEAL]                        CANDEL INC.


                                        By:     /s/ ALAN BEHR
                                             ----------------------------
                                        Name:
                                        Title: